UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – May 20, 2005

NATIONAL ATLANTIC HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	000-51127	22-3316586

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Paragon Way, Freehold, New Jersey		07728

(Address of principal executive offices)		(Zip Code)

                    (732) 665-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements, Pro Form Financial Information and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

     On May 20, 2005 National Atlantic Holdings Corporation issued a press release reporting its financial results as of and for the quarter ended March 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements, Pro Form Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 20, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ATLANTIC HOLDINGS CORPORATION
By:	/s/ Frank J. Prudente
	Name:	Frank J. Prudente
	Title:	Executive Vice President- Corporate Finance and Treasurer

Dated: May 20, 2005